UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2007
Nissan Wholesale Receivables Corporation II
(Depositor)
Nissan Master Owner Trust Receivables
(Issuing Entity)
(Exact name of Registrant as Specified in its Charter)

Delaware	333-105666 333-105666-01	65-1184628 51-6538952

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BELLSOUTH TOWER 333 COMMERCE STREET NASHVILLE, TENNESSEE	37201-1800

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.
          The registrant has filed a preliminary prospectus supplement, dated May [22], 2007, setting forth a description of the revolving pool of receivables and the structure of $1,000,000,000 aggregate principal amount of the Series 2007-A Asset Backed Notes, by Nissan Master Owner Trust Receivables.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of May 23, 2007, as to legality

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of May 23, 2007, as to certain tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN MASTER OWNER TRUST RECEIVABLES

By:	Nissan Wholesale Receivables Corporation II, as originator of Nissan Master Owner Trust Receivables

By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer
Date: May 23, 2007

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of May 23, 2007, as to legality

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP, dated as of May 23, 2007, as to certain tax matters